UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 21, 2014 (April 21, 2014)
_________________
Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In conjunction with a change in the Company's management structure, the financial results of the Company’s Zipcar operations outside of North America will now be reported in the Company’s International segment, rather than in the Company’s North America segment.  In addition, the Company has revised its definition of Adjusted EBITDA to exclude restructuring expense, to be consistent with the manner in which management assesses performance and allocates resources. Adjusted EBITDA represents income before non-vehicle related depreciation and amortization, any impairment charge, restructuring expense, early extinguishment of debt costs, transaction-related costs, non-vehicle related interest and income taxes. The Company's consolidated results for the year ended December 31, 2013 are not affected by such changes.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Revised Segment Results dated April 21, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Izilda P. Martins
Izilda P. Martins Senior Vice President and Acting Chief Accounting Officer
Date: April 21, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Segment Results dated April 21, 2014.